Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of July 27, 2016 (the “Amendment Effective Date”), by and among Solar Senior Capital Ltd. (as successor by assignment to General Electric Capital Corporation), in its capacity as administrative and collateral agent for Lenders (together with its successors and assigns in such capacity, “Agent”), the Lenders, GenMark Diagnostics, Inc., a Delaware corporation (“Borrower”), and each other Loan Party.
RECITALS
Borrower, each other Loan Party, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of January 12, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation pursuant to that certain letter amendment dated September 30, 2015, and that certain letter amendment dated March 17, 2016, the “Loan and Security Agreement”). The parties desire to further amend the Loan and Security Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

SECTION 1	Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the Loan and Security Agreement.
(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)Definitions Chart. The chart of definitions in Section 11 is amended as follows: (A) a new line for “Revolving Loan Register” is added, which is defined in Section 2.4(g)(y), (B) a new line for “Term Loan Register” is added, which is defined in Section 2.4(g)(x), and (C) the line for “Register” is deleted.
(ii)New Definitions. The following definitions are added to Section 11 in their proper alphabetical order:
“EWB” means East West Bank, a corporation organized under the laws of California.
“First Amendment Effective Date” means July 27,2016.
(iii)     Amended and Restated Definitions. The following definitions in Section 11 are hereby amended and restated as follows:
“Requisite Lenders” means Lenders whose Pro Rata Shares aggregate more than 50%; provided, however, that so long as a Lender on the First Amendment Effective Date does not assign any portion of its Commitments or Loans (other than an assignment to any Affiliate of such Lender), the “Requisite Lenders” shall include such Lender.
“Term Loan C Commitment Termination Date” means ***.
(iv)    Section 2.1(a)(iii). Section 2.1(a)(iii) is hereby amended and restated as follows:
(iii) Subject to the terms and conditions of this Agreement and in reliance upon the

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

representations and warranties of the Loan Parties contained herein, each Lender with a Term Loan C Commitment severally and not jointly agrees to make a loan (the “Term Loan C”, and together with the Term Loan A and Term Loan B, each a “Term Loan” and collectively, the “Term Loans”) in Dollars to Borrower on any Business Day during the period from the First Amendment Effective Date to and including the Term Loan C Commitment Termination Date, in an amount equal to such Lender's Term Loan C Commitment. Upon the funding of such Term Loan C, the Term Loan C Commitment shall terminate.

(v)    Sections 2.1(b)(i), 2.2(a)(ii), 2.2(b), 2.4(a), 2.4(b), 2.4(e), 2.4(f), 2.5(a)(ii), 2.5(d), 2.6(c) and 9.10(a)(ii). Sections 2.1(b)(i), 2.2(a)(ii), 2.2(b) (with respect to the Revolving Loans only), 2.4(a) (with respect to the Revolving Loans only), 2.4(b) (with respect to the Revolving Loans only), 2.4(e) (with respect to the Revolving Loans only), 2.4(f) (with respect to the Revolving Loans only), 2.5(a)(ii), 2.5(d), 2.6(c) and 9.10(a)(ii) are each hereby amended by replacing (or as indicated above with respect to the Revolving Loans only, by replacing only in connection with the application of such provision to the Revolving Loans) the word “Agent” with “EWB” in each instance therein.
(vi)    Section 2.4(g). Section 2.4(g) is hereby amended and restated as follows:
(g) Maintenance of Register.
(x) Agent, acting as a non-fiduciary agent of Borrower solely for tax purposes and solely with respect to the actions described in this Section 2.4(g)(x), shall establish and maintain (i) a record of ownership (the “Term Loan Register”) in which Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of Agent and each Lender with Term Loan Commitments in the Term Loans and any assignment of such interests and (ii) accounts in the Term Loan Register in accordance with its usual practice in which it shall record (A) the names and addresses of the Lenders with Term Loan Commitments and (B) the amount of any principal or interest due and payable or paid with respect to the Term Loans. The Term Loans (including any Notes evidencing such Loans) are registered obligations, the right, title and interest of the Lenders and their assignees in and to such Loans shall be transferable only upon notation of such transfer in the Term Loan Register and no assignment thereof shall be effective until recorded therein.
(y) EWB, acting as a non-fiduciary agent of Borrower solely for tax purposes and solely with respect to the actions described in this Section 2.4(g)(y), shall establish and maintain (i) a record of ownership (the “Revolving Loan Register”) in which EWB agrees to register by book entry the interests (including any rights to receive payment hereunder) of EWB and each Lender with Revolving Loan Commitments in the Revolving Loans and any assignment of such interests and (ii) accounts in the Revolving Loan Register in accordance with its usual practice in which it shall record (A) the names and addresses of the Lenders with Revolving Loan Commitments and (B) the amount of any principal or interest due and payable or paid with respect to the Revolving Loans. The Revolving Loans (including any Notes evidencing such Loans) are registered obligations, the right, title and interest of the Lenders and their assignees in and to such Loans shall be transferable only upon notation of such transfer in the Revolving Loan Register and no assignment thereof shall be effective until recorded therein.
This Section 2.4(g) and Section 10. l(b) shall be construed so that the Loans are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.
(vii)    Lenders and Commitments. Schedule A of the Loan and Security Agreement, the Schedules of Lenders and Commitments, is hereby amended and restated in its entirety with Schedule A hereto.
(viii)    Annual Management Fee. The parties hereto agree that the annual management fee described in clause (d) of the Fee Letter shall, as of the First Amendment Effective Date, be paid directly to EWB for the account of EWB, which fee shall be fully earned, due and payable in full in advance, on each anniversary of the Closing Date. For the avoidance of doubt, all other fees in the Fee Letter shall remain payable to Agent, as set forth in the Fee Letter.
(b)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses. Borrower shall have paid (i) to the Lenders in accordance with their Pro Rata Shares of the Term Loan C Commitment, a non-refundable amendment fee in an amount equal to $***, which fee shall be fully earned on the Amendment Effective Date, (ii) all invoiced costs and expenses then due in accordance with Section 5(d), and (iii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.
(b)This Amendment. Agent shall have received this Amendment, executed by Agent, each Loan Party, and Guarantors.
(c)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Agent on June 7, 2016 remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5Miscellaneous.
(a)Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement, the Fee Letter and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Each Loan Party hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations and Guaranteed Obligations, as applicable, under the Loan Documents, including without limitation any Loans funded on or after the Amendment Effective Date, as of the date hereof.
(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)No Reliance. Each Loan Party hereby acknowledges and confirms to Agent and the Lenders that each Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)Costs and Expenses. The Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the reasonable, documented, out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the reasonable, documented fees and disbursements of counsel to Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(e)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(a)    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER,

THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
(b)    Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(c)    Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(d)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(e)    Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:

GENMARK DIAGNOSTICS, INC.,
as Borrower

By: /s/ Scott Mendel
Name:    Scott Mendel
Title:    Chief Financial Officer

CLINICAL MICRO SENSORS, INC.,
as Guarantor

By: /s/ Scott Mendel
Name:    Scott Mendel
Title:    Chief Financial Officer

OSMETECH INC.,
as Guarantor

By: /s/ Scott Mendel
Name:    Scott Mendel
Title:    Chief Financial Officer

AGENT AND LENDER:

SOLAR SENIOR CAPITAL LTD.,
as Agent and a Lender

By: /s/ Anthony Storino
Name:    Anthony Storino
Title:    Duly Authorized Signatory

LENDER:

EAST WEST BANK,
as Lender

By: /s/ Linda S. Le Beau
Name:    Linda S. Le Beau
Title:    Managing Director, Life Sciences

[Signature Page to First Amendment to Loan and Security Agreement]

SCHEDULE A

COMMITMENTS

Name of Lender	Term Loan A Commitments	Pro Rata Share of Term Loan A Commitments	Term Loan B Commitments	Pro Rata Share of Term Loan B Commitments	Term Loan C Commitments	Pro Rata Share of Term Loan C Commitments	Revolving Loan Commitments	Pro Rata Share of Revolving Loan Commitment	Total Commitments	Pro Rata Share of Total Commitments
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
TOTAL	$10,000,000.00	100%	$10,000,000.00	100%	$15,000,000.00	100%	$5,000,000.00	100%	$40,000,000.00	100%

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.